UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): December 8, 2004

                         Analex Corporation

       (Exact name of registrant as specified in its charter)


        Delaware                 0-5404              71-0869563

    (State or other         (Commission File       (IRS Employer
    jurisdiction of              Number)        Identification No.)
     incorporation)


          5904 Richmond Highway, Suite 300, Alexandria, VA 22303
      (Address of principal executive        (Zip Code)
               offices)


                           (703) 329-9400

        (Registrant's telephone number, including area code)


                           Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01      Other Events

     On December 8, 2004, Analex Corporation (the "Company" or "Analex") issued a press release announcing that its Beta Analytics, Inc. subsidiary was awarded a prime contract worth approximately $4 million by the U.S. Army to support its Global War on Terrorism program. Attached hereto as Exhibit 99.1 is a copy of the press release.

     Information in this Form 8-K and the Exhibit attached hereto is being furnished under Items 8.01 and 9.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit   Exhibit
No.

 99.1     Press Release dated December 8, 2004 announcing a
          $4 million contract awarded by the U.S. Army to support its Global War on Terrorism program

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANALEX CORPORATION



Date:  December 10, 2004             By: /s/ Ronald B. Alexander
                                         Ronald B. Alexander
                                         Senior Vice President
                                           and Chief Financial
                                           Officer